UNITED STATES
	SECURITIES AND EXCHANGE COMMISSION



	Washington, D.C. 20549
	________________________________________



	FORM 8-K



CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported) January 27, 1998


THE MONTANA POWER COMPANY
(Exact name of registrant as specified in its charter)



		Montana		1-4566		      81-0170530
(State or other jurisdiction	(Commission		    (IRS Employer
	of incorporation)	 File Number)		 Identification No.)



40 East Broadway, Butte, Montana 59701
(Address of principal executive offices) (zip code)

Registrant's telephone number, including area code (406) 723-5421

Exhibit Index is found on page 4.


ITEM 5.  Other Events.


	Fourth Quarter Financial Results


	Net income for the quarter ended December 31, 1997 was 93 cents per share, compared to 80 cents per share in 1996.

	Earnings from Nonutility operations increased 11 cents per share. Net gains from the sales of non-strategic oil, natural gas and coal properties and the investment in a Brazilian gold mine contributed substantially to fourth quarter Nonutility net income. Also, earnings from telecommunications operations increased because the Company began receiving significant revenues from its expanded fiber optic network late in the third quarter. Earnings from coal operations decreased due to price reductions resulting primarily from a settlement with Puget Sound Energy (Puget) and reduced sales to Colstrip Units 1 & 2 due to plant maintenance. Reduced oil revenues, due to the sale of oil properties, adversely impacted earnings from oil and natural gas operations. Earnings from independent power operations decreased primarily due to the absence of a gain recognized in 1996 on the sale of a portion of an asset. Utility earnings were adversely impacted by warm fourth quarter weather and a settlement of a power supply contract dispute. The absence of employee severance costs recorded in the fourth quarter last year partially offset these impacts. Both Utility and Nonutility net income benefited from a settlement of a long-standing income tax dispute with the IRS.

Consolidated net income for the year ended December 31, 1997 was $2.29 per share, an increase of 26 cents over last year. In addition to the items mentioned above, gains on sales of non-strategic oil and natural gas properties throughout the year contributed significantly to the increase in Nonutility earnings. Increased earnings from coal operations resulting from higher sales volumes to Colstrip Units 3 & 4 were mostly offset by the price decreases previously discussed. Earnings from independent power operations also decreased due to reduced long-term power sales revenues resulting from a settlement with Puget. Utility earnings decreased five cents per share as weather related reductions in general business revenues and higher power supply costs resulting from increases in steam plant maintenance, power purchases from qualifying facilities and the settlement of a power supply contract dispute were partially offset by higher rates, customer growth and the expiration of two higher-priced power purchase contracts in 1996.

	Further details of the Company's results of operations will be provided in the Annual Report on Form 10-K which will be filed in March.

	For comparative purposes, the following table shows the breakdown of primary consolidated net income per share:
	Quarter Ended
	December 31,
				1997 		1996

	Utility Operations	$	0.47	$	0.45
	Nonutility Operations		0.46		0.35
		Consolidated	$	0.93	$	0.80

	Year Ended
	December 31,
				1997 		1996

	Utility Operations	$	1.08	$	1.13
	Nonutility Operations		1.21		0.90
		Consolidated	$	2.29	$	2.03

ITEM 7.	Exhibits.

99a	Preliminary Consolidated Statements of Income for the Quarters Ended
December 31, 1997 and 1996, and for the Years Ended December 31, 1997 and
1996.

99b	Preliminary Utility Operations Schedule of Revenues and Expenses for the
Quarters Ended December 31, 1997 and 1996, and for the Years Ended
December 31, 1997 and 1996.

99c	Preliminary Nonutility Operations Schedule of Revenues and Expenses for
the Quarters Ended December 31, 1997 and 1996, and for the Years Ended
December 31, 1997 and 1996.


SIGNATURES


	Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


			THE MONTANA POWER COMPANY
		(Registrant)


		By /s/ J. P. Pederson
		J. P. Pederson
		Vice President and Chief Financial
		and Information Officer

Dated:  January 27, 1998

	Exhibit Index

Exhibit	Page

99a	Preliminary Consolidated Statements of Income for the
Quarters Ended December 31, 1997 and 1996, and for the
Years Ended December 31, 1997 and 1996. 	5

99b	Preliminary Utility Operations Schedule of Revenues and
Expenses for the Quarters Ended December 31, 1997 and 1996,
and for the Years Ended December 31, 1997 and 1996.	6

99c	Preliminary Nonutility Operations Schedule of Revenues and
Expenses for the Quarters Ended December 31, 1997 and 1996,
and for the Years Ended December 31, 1997 and 1996.	7-8




Exhibit 99a

THE MONTANA POWER COMPANY AND SUBSIDIARIES
PRELIMINARY CONSOLIDATED STATEMENT OF INCOME

	Quarter Ended	Year Ended
		December 31,			December 31,
	1997	1996	1997	1996
		Thousands of Dollars
REVENUES		$291,936	$294,811	$1,023,597	$973,208

EXPENSES:
	Operations		127,161	104,630	415,973	381,550
	Maintenance		15,363	18,371	75,994	68,181
	Selling, general and administrative		35,133	36,108	121,894	111,144
	Taxes other than income taxes		22,141	23,342	96,214	87,903
	Depreciation, depletion and
		amortization			26,504		23,606		96,621		88,744
				226,302		206,057		806,696		737,522

	INCOME FROM OPERATIONS		65,634	88,754	216,901	235,686

INTEREST EXPENSE AND OTHER INCOME:
	Interest		15,274	12,289	54,668	48,770
	Distributions on mandatorily redeemable
		preferred securities of subsidiary trust		1,373		5,492
	Other (income) deductions - net			(20,453)		(249)		(34,195)		(4,445)
			(3,806)	12,040	25,965	44,325

INCOME TAXES			18,006		30,158		62,304		71,975

NET INCOME		51,434	46,556	128,632	119,386
DIVIDENDS ON PREFERRED STOCK			922		2,938		3,690		8,358

NET INCOME AVAILABLE FOR COMMON STOCK		$	50,512	$	43,618	$	124,942	$	111,028

AVERAGE NUMBER OF COMMON SHARES
	OUTSTANDING (000)		54,686		54,631	54,649	54,634

PRIMARY EARNINGS PER SHARE OF COMMON STOCK		$	0.93	$	0.80	$	2.29	$	2.03

FULLY DILUTED EARNINGS PER SHARE OF
	COMMON STOCK		$	0.92	$	0.80	$	2.28	$	2.03

Exhibit 99b
PRELIMINARY UTILITY OPERATIONS
	Quarter Ended	Year Ended
		December 31,			December 31,
	1997	1996	1997	1996
		Thousands of Dollars
ELECTRIC UTILITY:

REVENUES:
	Revenues		$112,351	$125,158	$435,986	$430,171
	Intersegment revenues			1,282		1,267		4,685		5,793
			113,633	126,425	440,671	435,964
EXPENSES:
	Power supply		42,439	37,091	142,193	136,817
	Transmission and distribution		7,947	6,895	31,883	30,263
	Selling, general and administrative		13,668	20,081	54,103	52,091
	Taxes other than income taxes		8,928	11,313	47,985	46,191
	Depreciation and amortization			13,519		12,665		53,505		48,479
				86,501		88,045		329,669		313,841

	INCOME FROM ELECTRIC OPERATIONS		27,132	38,380	111,002	122,123

NATURAL GAS UTILITY:

REVENUES:
	Revenues (other than gas supply
		cost revenues)		32,716	37,369	105,220	107,782
	Gas supply cost revenues		6,000	5,277	17,135	20,746
	Intersegment revenues			149		186		588		649
			38,865	42,832	122,943	129,177
EXPENSES:
	Gas supply costs		6,000	5,277	17,135	20,746
	Other production, gathering and
		exploration		1,347	2,414	8,128	9,335
	Transmission and distribution		2,955	2,800	11,353	11,711
	Selling, general and
		administrative		5,656	6,188	19,873	18,684
	Taxes other than income taxes		3,241	4,343	16,052	15,722
	Depreciation, depletion and
		amortization			2,658		3,154		12,408		12,149
				21,857		24,176		84,949		88,347

	INCOME FROM GAS OPERATIONS		17,008	18,656	37,994	40,830

INTEREST EXPENSE AND OTHER INCOME:
	Interest		14,084	11,572	52,191	46,663
	Distributions on company obligated
		mandatorily redeemable preferred
		securities of subsidiary trust		1,373		5,492
	Other (income) deductions - net			(6,744)		1,207		(7,128)		(402)
				8,713		12,779		50,555		46,261

INCOME BEFORE INCOME TAXES		35,427	44,257	98,441	116,692

INCOME TAXES			8,948		16,727		35,643		46,687

DIVIDENDS ON PREFERRED STOCK			922		2,938		3,690		8,358

UTILITY NET INCOME AVAILABLE FOR
	COMMON STOCK		$	25,557	$	24,592	$	59,108	$	61,647

Exhibit 99c

PRELIMINARY NONUTILITY OPERATIONS

	Quarter Ended	Year Ended
		December 31,			December 31,
	1997	1996	1997	1996
		Thousands of Dollars
COAL:

REVENUES:
	Revenues		$	45,371	$	50,251	$167,623	$163,901
	Intersegment revenues			10,292		9,499		34,164		31,448
			55,663	59,750	201,787	195,349
EXPENSES:
	Operations and maintenance		32,306	33,176	119,080	115,859
	Selling, general and administrative		6,371	5,207	21,979	21,373
	Taxes other than income taxes		6,851	6,588	23,456	20,883
	Depreciation, depletion and
		amortization			3,739		1,739		8,025		5,653
				49,267		46,710		172,540		163,768

	INCOME FROM COAL OPERATIONS		6,396	13,040	29,247	31,581

OIL AND NATURAL GAS:

REVENUES:
	Revenues 		47,542	37,379	163,656	124,532
	Intersegment revenues			2,890		101		3,120		293
			50,432	37,480	166,776	124,825
EXPENSES:
	Operations and maintenance		41,354	23,603	118,266	76,975
	Selling, general and administrative		3,202	2,673	10,723	10,152
	Taxes other than income taxes		993	557	4,555	2,931
	Depreciation, depletion and
		amortization			4,153		4,254		16,922		17,080
				49,702		31,087		150,466		107,138

	INCOME FROM OIL AND NATURAL
		GAS OPERATIONS		730	6,393	16,310	17,687

INDEPENDENT POWER:

REVENUES:
	Revenues		18,707	18,549	70,932	75,322
	Earnings from unconsolidated
		Investments		7,042	12,183	14,980	21,174
	Intersegment Revenues			248		692		1,820		1,426
			25,997	31,424	87,732	97,922
EXPENSES:
	Operations and maintenance		16,562	16,413	63,837	64,274
	Selling, general and administrative		1,198	1,418	4,290	5,223
	Taxes other than income taxes		400	421	1,868	1,783
	Depreciation, depletion and
		amortization			860		1,384		2,774		3,793
				19,020		19,636		72,769		75,073

INCOME FROM INDEPENDENT POWER OPERATIONS		$	6,977	$	11,788	$	14,963	$	22,849


	Exhibit 99c

PRELIMINARY NONUTILITY OPERATIONS (continued)

	Quarter Ended	Year Ended
		December 31,			December 31,
	1997	1996	1997	1996
		Thousands of Dollars
TELECOMMUNICATIONS:

REVENUES:
	Revenues		$	21,001	$	8,123	$	44,899	$	27,641
	Intersegment Revenues			210		133		797		133
			21,211	8,256	45,696	27,774
EXPENSES:
	Operations and maintenance		5,343	5,347	20,911	18,316
	Selling, general and
		administrative		2,916	1,487	7,843	5,498
	Taxes other than income taxes		1,723	120	2,293	392
	Depreciation, depletion and
		amortization			1,442		238		2,455		911
				11,424		7,192		33,502		25,117

	INCOME FROM TELECOMMUNICATIONS
		OPERATIONS		9,787	1,064	12,194	2,657

OTHER OPERATIONS:

REVENUES:
	Revenues		414	323	2,104	1,201
	Intersegment revenues			1,893		204		3,924		782
			2,307	527	6,028	1,983
EXPENSES:
	Operations and maintenance		540	338	2,394	1,207
	Selling, general and administrative		4,030	583	7,911	2,137
	Depreciation, depletion and
		amortization			133		172		532		679
				4,703		1,093		10,837		4,023

	LOSS FROM OTHER OPERATIONS		(2,396)	(566)	(4,809)	(2,040)

INTEREST EXPENSE AND OTHER INCOME:
	Interest		2,371	1,325	6,605	4,829
	Other (income) deductions - net			(14,890)		(2,064)		(31,195)		(6,764)
				(12,519)		(739)		(24,590)		(1,935)

INCOME BEFORE INCOME TAXES		34,013	32,458	92,495	74,669

INCOME TAXES			9,058		13,432		26,661		25,288

NONUTILITY NET INCOME AVAILABLE FOR
	COMMON STOCK		$	24,955	$	19,026	$	65,834	$	49,381